Norwest Bank Colorado, N.A.
                                               Denver
                                               1740 Broadway
                                               Denver, Colorado  80274
                                               303/861-8811

                                May 7, 1997

Mr. Richard H. Lewis
President
Prima Energy Corporation
Prima Oil & Gas Company
1801 Broadway, Suite 500
Denver, CO  80202

RE: Letter Agreement between Prima Energy Corporation ("PEC"), Prima Oil & Gas Company ("POGC") and Norwest Bank Colorado, National
     Association, Successor in Interest to Norwest Bank Denver, National Association ("Norwest"), dated as of June 13, 1995 ("Agreement").


Dear Mr. Lewis:

This will serve as the Second Amendment of the Agreement. Effective the date hereof, the following has been amended:

I. TERMS
--------

STRUCTURE
---------
Funds will be available on a revolving basis (i.e. borrow, repay, and reborrow) through April 30, 1999. All outstanding balances will be due May 1, 1999.

MATURITY DATE
-------------
The maturity is May 1, 1999. Letters of credit issued under this facility may not be issued past April 30, 1999 and must fully expire on or before May 1, 1999, or the letters of credit be fully secured by cash deposits.

Except as specified in the Amendment, and the First Amendment, the provisions of the Letter Agreement, and the Note shall remain in full force and effect.

Sincerely,

NORWEST BANK COLORADO, NATIONAL ASSOCIATION

By:  /s/ G. S. Todd Berryman
     -----------------------
     G. S. Todd Berryman
     Vice President
     Energy & Minerals


AGREED TO AND ACCEPTED THIS 9 DAY OF MAY, 1997

PRIMA ENERGY CORPORATION

By:  /s/ Richard H. Lewis
     ---------------------------
     Richard H. Lewis, President

PRIMA OIL & GAS COMPANY

By:  /s/ Richard H. Lewis
     ---------------------------
     Richard H. Lewis, President


                           ACKNOWLEDGMENTS

STATE OF COLORADO           )
       ss                   )
CITY AND COUNTY OF DENVER   )

     The foregoing instrument was acknowledged before me on the 9th day of May, 1997 by Richard H. Lewis, President of Prima Energy Corporation and Prima Oil & Gas Company.

Witness by hand and official seal.


                                       /s/ Cynthia A. Danner
                                       --------------------------------
                                       Notary Public

                                       My commission expires:  7/18/97
                                                              ---------

                                           Cynthia A. Danner
                                           1801 Broadway, Suite 500
                                           Denver, CO  80202